UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 1, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-7N)

       Lehman XS Trust, Series 2007-7N
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 6.02.	Change of Servicer.

This Current Report on Form 8-K is being filed to disclose a servicing transfer from American Home Mortgage Servicing, Inc. (“AHM”) to Aurora Loan Services LLC (“Aurora”) for the mortgage loans serviced pursuant to the Reconstituted Servicing Agreement, dated as of May 1, 2007, by and between Lehman Brothers Holdings Inc. (“LBH”) and AHM (the “Mortgage Loans”).

As of September 1, 2007, all of the Mortgage Loans are serviced by Aurora pursuant to the Servicing Agreement, dated as of May 1, 2007, between LBH, as seller, and Aurora, as servicer. Aurora is further described below and in the Prospectus Supplement dated May 30, 2007 to the Prospectus dated May 22, 2007.

Aurora Loan Services LLC

Servicing

General

Aurora Loan Services LLC (“Aurora”) was incorporated in Delaware on May 15, 1997 and was converted to a limited liability company on January 1, 2005. Aurora is a wholly owned subsidiary of Lehman Brothers Bank, FSB (the “Bank”). Aurora’s executive offices are located at 10350 Park Meadows Drive, Littleton, Colorado 80124.

The Sponsor and its affiliates, including Aurora and the Bank, have implemented certain information barrier policies to ensure that the Sponsor and its affiliates provide notice of the discovery of actual breaches of loan-level representations and warranties to the master servicer only at such time as it has been determined that the facts and circumstances relating to such breach are such as would constitute a breach under the related trust agreement, but not prior thereto. These policies include restrictions on the flow of such information within and among the Sponsor’s and its affiliates’ mortgage loan origination businesses and its servicing and master servicing businesses. Accordingly, the related trust agreement will provide that Aurora, acting in its capacity as master servicer, will not be deemed to have knowledge of the breach of any loan-level representation or warranty until such time as the information flow policy permits or requires disclosure to the master servicer of the facts and circumstances relating to such breach.

Total Portfolio

Aurora’s centralized loan servicing facility is located at 2617 College Park, Scottsbluff, Nebraska 69363. It has additional loan servicing facilities at 10350 Park Meadows Drive, Littleton, Colorado 80124 and 327 Inverness Drive South, Littleton, Colorado 80112. Aurora has been engaged in the business of servicing residential mortgage loans since 1997. It has been approved to service mortgage loans for Ginnie Mae, Fannie Mae and Freddie Mac and to service mortgage loans insured by the FHA and guaranteed by the VA.

The following tables set forth certain information regarding Aurora’s total loan servicing and subservicing portfolio, of which the substantial majority are currently serviced in securitization transactions or on behalf of Lehman Holdings or the Bank.

	At December 31, 2004		At December 31, 2005
Type of Loan	Number of Loans	Principal Balance (in millions)	Number of Loans	Principal Balance (in millions)
Conventional	41,391	$6,723	61,309	$8,881
Conventional Alt-A	157,333	$40,795	261,125	$62,067
Subprime	6,981	$933	7,443	$1,267
Government Insured or Guaranteed(1)	85,274	$4,580	9,131	$654
Home Express(2)	31,254	$3,490	16,582	$1,714
SBA Disaster Loans(3)	44,230	$774	36,737	$629
Home Equity Lines of Credit	-	$0	157	$8
Total Portfolio	366,463	$57,295	392,484	$75,220

	At December 31, 2006		At June 30, 2007
Type of Loan	Number of Loans	Principal Balance (in millions)	Number of Loans	Principal Balance (in millions)
Conventional	85,750	$15,356	128,100	$24,812
Conventional Alt-A	306,113	$73,588	336,966	$80,752
Subprime	10,749	$1,943	14,089	$2,457
Government Insured or Guaranteed(1)	7,081	$497	418(4)	$28(4)
Home Express(2)	10,896	$1,070	9,256	$887
SBA Disaster Loans(3)	30,812	$521	28,486	$481
Home Equity Lines of Credit	172	$8	151	$7
Total Portfolio	451,573	92,983	517,466	$109,424
__________________

(1)
‘Government insured or guaranteed’ means mortgage loans that were originated under the guidelines of the Federal Housing Administration, the Department of Veterans Affairs or the Rural Housing and Community Development Service.

(2)
‘Home Express’ means mortgage loans that were originated by Aurora pursuant to underwriting guidelines that had less restrictive standards for mortgage loan applicants than for applicants of conventional mortgage loans. These guidelines included reduced documentation requirements (including the allowance of stated incomes), a streamlined documentation analysis (such as relying solely on credit score of the applicant for credit eligibility) and elevated loan-to-value ratios. These mortgage loans had primary mortgage insurance and pool insurance policy coverage, which insured the loans to a 50% loan-to-value ratio.

(3)
‘SBA Disaster Loans’ means those mortgage loans that were originated through the U.S. Small Business Administration but do not maintain any Small Business Administration guaranty. Certain SBA Disaster Loans are loans that are not secured by real estate and others that are not secured by any other real or personal property.

(4)
At June 30, 2007 Aurora was the named servicer of an additional 5,388 government insured or guaranteed mortgage loans, representing an unpaid principal balance of approximately $377 million, the servicing responsibilities with respect to which are performed by a third-party subservicer engaged by Aurora.

The following table provides Aurora’s outstanding advances and servicing advances:

	At December 31, 2004	At December 31, 2005	At December 31, 2006	At June 30, 2007
Portfolio	Advance Balance	Advance Balance	Advance Balance	Advance Balance
Conventional	$11,363,442	$17,706,788	$31,095,883	$36,998,597
Conventional Alt-A	$13,543,476	$24,810,189	$73,088,541	$104,047,193
Express	($7,187,866)	$2,222,664	$1,524,941	$962,306
Government	$36,995,784	$28,014,484	$17,823,996	$9,322,715
HELOC	$0	$4,639	$3,969	$1,126
SBA	$4,897,435	$5,250,499	$4,992,823	$2,945,588
Subprime	$4,910,400	$3,795,379	$7,544,466	$10,272,786
Total	$64,522,671	$81,804,642	$136,074,618	$164,550,312

Aurora’s servicing procedures include collecting and posting payments for each mortgage loan, verifying that payments are made according to the terms of the mortgage note and servicing each mortgage loan in accordance with the terms of the applicable Servicing Agreement, including through the establishment and use of Servicing Accounts and Escrow Accounts. Aurora also utilizes standardized escrow analysis procedures and employs outside vendors to ensure the appropriate payment of flood and homeowner’s insurance and property taxes. Mortgagors can obtain account information on the phone, including through the use of a voice response unit system, via Aurora’s website and in person at certain of Aurora’s loan servicing facilities.

Aurora’s servicing procedures have been modified as its mortgage loan portfolio has changed from a portfolio consisting largely of government insured or guaranteed mortgage loans (which are mortgage loans that were originated under the guidelines of the Federal Housing Administration, the Department of Veterans Affairs or the Rural Housing and Community Development Service) to a portfolio consisting largely of non-government mortgage loans, such as conventional, conventional Alt-A and subprime mortgage loans. Included among these changes are a heightened emphasis on Aurora’s special servicing group, which seeks to mitigate losses on mortgage loans in bankruptcy and foreclosure. Aurora has placed a special emphasis on servicing subprime mortgage loans with respect to resolution and recovery. Aurora similarly has emphasized its real-estate owned property management and liquidation processes.

Aurora generally will be obligated to make Advances and servicing advances to the extent that such Advances or servicing advances, in its reasonable judgment, are recoverable from future payments and collections, insurance payments or proceeds of liquidation of the related Mortgage Loan. As of December 31, 2004, December 31, 2005, and December 31, 2006, and June 30, 2007, Aurora had outstanding Advances and servicing advances of approximately $64,522,671, $81,804,642, $136,074,618 and $164,550,312 respectively.

The below delinquency, foreclosure and loss experience statistics represent the recent experience of Aurora. The loans in Aurora’s servicing portfolio may differ significantly from the Mortgage Loans. The actual loss and delinquency experience on the Mortgage Loans will depend, among other things, on the value of the Mortgaged Properties securing such Mortgage Loans and the ability of borrowers to make required payments. There can be no assurance, and no representation is made, that the delinquency experience with respect to the Mortgage Loans will be similar to that reflected in the tables above, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted Mortgage Loans.

The likelihood that borrowers will become delinquent in the payment of their mortgage loans and the rate of any subsequent foreclosures may be affected by a number of factors related to borrowers’ personal circumstances, including, for example, unemployment or change in employment (or in the case of self-employed borrowers or borrowers relying on commission income, fluctuations in income), marital separation and a borrower’s equity in the related mortgaged property. In addition, delinquency and foreclosure experience may be sensitive to adverse economic conditions, either nationally or regionally, may exhibit seasonal variations and may be influenced by the level of interest rates and servicing decisions on the applicable mortgage loans. Regional economic conditions (including declining real estate values) may particularly affect delinquency and foreclosure experience on mortgage loans to the extent that mortgaged properties are concentrated in certain geographic areas.

When Aurora receives notice that a mortgagor has filed for protection under the provisions of the Bankruptcy Code, and related rules and regulations promulgated thereunder, Aurora codes and monitors such mortgage loan for the purposes of: avoiding a violation of the automatic stay, protecting mortgage loan assets during all bankruptcy proceedings and managing all bankruptcy timelines. Related activities include monitoring attorney performance and trustee funds, filing motions for relief of stay and ensuring that funds received are posted according to the bankruptcy plan.

When a mortgage loan becomes a ‘high risk asset’ (such as a real-estate owned property, a mortgage loan seized in a drug related or other litigation matter or a mortgage loan being repurchased from a trust fund), a loan level review and analysis is performed to determine the best strategy for resolution. This review is designed to minimize risk and maximize recovery. Aurora manages the holding and sale of real-estate owned properties, including determining asset values and executing a market analysis of the property, developing a marketing plan with the goal of maximizing recovery, minimizing property hold time and overseeing third party vendors providing any related functions. Each real-estate owned property is assigned a team consisting of an asset manager and assistant who creates the marketing plan, develops an initial list price and considers price reductions as necessary and negotiates for the highest and best offer on such property.

Conventional Mortgage Loans

Except where applicable law or regulation requires otherwise, Aurora services delinquent conventional mortgage loans in accordance with a generally prescribed timeline of activities. Aurora alters the timeline for individual mortgage loans, as needed, based upon factors such as the likelihood of foreclosure on the mortgage loans and bankruptcy of the mortgagors. This analysis includes items such as a mortgagor’s payment history and risk scoring. The timeline also may be adjusted by Aurora upon the request of a securitization transaction’s master servicer or any applicable primary mortgage insurance company.

Aurora’s procedures for servicing mortgage loans in default, bankruptcy or foreclosure may vary by mortgage loan asset type. If a mortgage loan in default has primary mortgage insurance, the primary mortgage insurance company is kept apprised of the mortgage loan delinquency in accord with Aurora’s standard procedures and delinquency timelines. Aurora seeks to minimize both losses and time to liquidation in order to ensure prompt receipt of mortgage insurance proceeds.

All delinquent mortgage loans that are not considered ‘high risk assets’ are monitored by Aurora’s collections group. Early stage loan collection counselors monitor mortgage loans until the fifty-ninth day of delinquency. Responsibility for actively handling mortgage loans moves to Aurora’s late stage mortgage loan collection counselors upon the sixtieth day of delinquency. Late stage mortgage loan collection counselors remain the primary contact on these mortgage loans until the related mortgagor’s payments are made current, a repayment plan is established, the mortgagor qualifies for a home retention plan or all other opportunities for resolution have been exhausted. Aurora’s home retention plan is designed to allow Aurora’s workout specialists to provide home retention alternatives to mortgagors in order to prevent or mitigate losses and reduce delinquency and foreclosure.

In the first month of delinquency of a conventional mortgage loan, Aurora seeks to place prompt collection calls to the mortgagor, continuing such calls throughout the collection process based upon the mortgagor’s risk scoring and payment history. Aurora also mails a late charge billing statement and delinquency notice to the mortgagor. In the second month of delinquency, Aurora mails a breach letter to the mortgagor and provides the mortgagor with information about Aurora’s home retention plan, including options for payment of the delinquent debt. Furthermore, Aurora notifies the master servicer and any applicable primary mortgage insurance company of the delinquency. Aurora seeks a property inspection and performs an analysis of the market value of the mortgaged property. By the end of the third month of delinquency, Aurora seeks a broker price opinion, which is an analysis of the market value of the mortgaged property by a real estate broker or other similar professional. Aurora requests permission to foreclose, if required, from the master servicer or any applicable primary mortgage insurance company. Prior to foreclosure, the mortgage loan is referred for review to Aurora’s foreclosure committee.

When a mortgage loan enters foreclosure, Aurora focuses on ensuring that actions relating to the foreclosure of the loan are taken on a timely basis. At the same time, Aurora will continue to pursue loss mitigation techniques and alternatives to foreclosure that seek to both limit losses and result in retention of the home by the mortgagor. Related activities include preparing the first legal filing, referring the foreclosure to an attorney in its foreclosure network, monitoring the foreclosure attorney’s activities and monitoring the timeliness of judgment entry, foreclosure and other related activities in order to maintain compliance with applicable laws, regulations and mortgage insurer guidelines.

Throughout the foreclosure process, Aurora acts in accordance with applicable laws. Aurora seeks to commence foreclosure proceedings within thirty days of referral to its foreclosure committee. Aurora manages the bidding process for the mortgaged property pursuant to the directions of the master servicer of the securitization transaction or, if a mortgage loan has a primary mortgage insurance policy, pursuant to the instructions of the mortgage insurer. Aurora also makes monthly reports to such insurer when applicable. Aurora generally schedules the foreclosure sale in accordance with the Fannie Mae individual state timelines. When appropriate, a property inspection occurs within two weeks of the foreclosure sale, and the mortgage loan file is referred to a vendor that specializes in the marketing and sale of real estate owned properties. The securitization trust is billed for past due principal and interest payments that Aurora has advanced and for expenses not covered by the proceeds of the foreclosure sale within thirty days of Aurora’s receipt of the proceeds. A loss/gain analysis is prepared within sixty days of receipt of final proceeds.

The following tables set forth certain information regarding the delinquency, foreclosure experience and loss experience of Aurora with respect to conventional mortgage loans. The indicated periods of delinquency are based on the number of days past due on a contractual basis.

Delinquencies and Foreclosures
(Dollars in Millions)(1)

Conventional

	At December 31, 2004			At December 31, 2005
	Number of Loans	Principal Balance	Percent by Principal Balance(3)	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	41,391	$6,722.64		61,309	$8,880.54
Period of delinquency (2)
30 to 59 days	945	$129.19	1.92%	1,462	$204.53	2.30%
60 to 89 days	253	$36.10	0.54%	466	$67.84	0.76%
90 days or more	203	$31.67	0.47%	609	$81.08	0.91%
Total delinquent loans(2)	1,401	$196.95	2.93%	2,537	$353.45	3.98%
Loans in foreclosure (excluding bankruptcies)	595	$97.83	1.46%	1,044	$153.32	1.73%
Loans in bankruptcy	321	$44.02	0.65%	819	$93.12	1.05%
Total	2,317	$338.81	5.04%	4,400	$599.89	6.76%

	At December 31, 2006			At June 30, 2007
	Number of Loans	Principal Balance	Percent by Principal Balance(3)	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	85,736	$15,353.12		128,100	$24,811.86
Period of delinquency (2)
30 to 59 days	3,508	$628.01	4.09%	5,674	$1,048.50	4.23%
60 to 89 days	1,125	$208.45	1.36%	2,427	$477.38	1.92%
90 days or more	1,077	$165.04	1.07%	2,762	$423.30	1.71%
Total delinquent loans(2)	5,710	$1,001.50	6.52%	10,863	$1,949.18	7.86%
Loans in foreclosure (excluding bankruptcies)	2,425	$484.09	3.15%	4,221	$1,025.02	4.13%
Loans in bankruptcy	676	$89.36	0.58%	1,206	$162.29	0.65%
Total	8,811	$1,574.95	10.26%	16,290	$3,136.49	12.64%

_______________________

(1)
Total portfolio and delinquency information is for conventional mortgage loans only, excluding bankruptcies. The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

(2)
The MBS method for conventional loans is used in calculation of delinquency percentage. Under the MBS methodology, a loan is considered delinquent if any payment is past due one or more days. The period of delinquency is based upon the number of days that payments are contractually past due (assuming 30-day months).

(3)	Actual percentages are utilized in generating this table may not correspond exactly with total percentages but due to rounding.

Loan Loss Experience
(Dollars in Millions) (4)

Conventional

	For the year ended At December 31, 2004		For the year ended At December 31, 2005
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio (1)	33,450	$5,871.74	48,053	$7,494.87
Net Losses	164	$5.94	471	$16.03
Net Losses as a Percentage of Total Portfolio		0.10%		0.21%

	For the year ended At December 31, 2006		For the quarter ended At June 30, 2007
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio (1)	72,671	$13,149.81	100,811	$21,085.92
Net Losses	488	$18.17	495	$28.01
Net Losses as a Percentage of Total Portfolio		0.14%		0.13%
__________________
(1)	"Total Portfolio" is the aggregate principal balance of the securitized Conventional mortgage loans on the last day of the period.

(2)
“Net Losses” means Gross Losses minus Recoveries. “Gross Losses” are actual losses incurred on liquidated properties for each respective period. Gross Losses are calculated after repayment of all principal, foreclosure costs, servicing fees, and accrued interest to the date of liquidation. “Recoveries” are recoveries from liquidation proceeds, deficiency judgments, and mortgage insurance proceeds. Net Losses may include gains on individual loans whereby Aurora, as a servicer, retained the excess proceeds from the liquidation of collateral and directed these excess proceeds to the securitization trust.

(3)
Net Losses includes loans on which trust experienced foreclosure loss or gain. Net Losses are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, then the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods.

(4)	The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

Conventional Alt-A Mortgage Loans

Except where applicable law or regulation requires otherwise, Aurora services delinquent Alt-A mortgage loans in accordance with a generally prescribed timeline of activities. Aurora alters the timeline for individual mortgage loans, as needed, based upon factors such as the likelihood of foreclosure on the mortgage loans and bankruptcy of the mortgagors. This analysis includes items such as a mortgagor’s payment history and risk scoring. The timeline also may be adjusted by Aurora upon the request of a securitization transaction’s master servicer or any applicable primary mortgage insurance company.

Aurora’s procedures for servicing mortgage loans in default, bankruptcy or foreclosure may vary by mortgage loan asset type. If a mortgage loan in default has primary mortgage insurance, the primary mortgage insurance company is kept apprised of the mortgage loan delinquency in accord with Aurora’s standard procedures and delinquency timelines. Aurora seeks to minimize both losses and time to liquidation in order to ensure prompt receipt of mortgage insurance proceeds.

All delinquent mortgage loans that are not considered ‘high risk assets’ are monitored by Aurora’s collections group. Early stage loan collection counselors monitor mortgage loans until the fifty-ninth day of delinquency. Responsibility for actively handling mortgage loans moves to Aurora’s late stage mortgage loan collection counselors upon the sixtieth day of delinquency. Late stage mortgage loan collection counselors remain the primary contact on these mortgage loans until the related mortgagor’s payments are made current, a repayment plan is established, the mortgagor qualifies for a home retention plan or all other opportunities for resolution have been exhausted. Aurora’s home retention plan is designed to allow Aurora’s workout specialists to provide home retention alternatives to mortgagors in order to prevent or mitigate losses and reduce delinquency and foreclosure.

In the first month of delinquency of an Alt-A mortgage loan, Aurora seeks to place prompt collection calls to the mortgagor, continuing such calls throughout the collection process based upon the mortgagor’s risk scoring and payment history. Aurora also mails a late charge billing statement and delinquency notice to the mortgagor. In the second month of delinquency, Aurora mails a breach letter to the mortgagor and provides the mortgagor with information about Aurora’s home retention plan, including options for payment of the delinquent debt. Furthermore, Aurora notifies the master servicer and any applicable primary mortgage insurance company of the delinquency. Aurora seeks a property inspection and performs an analysis of the market value of the mortgaged property. By the end of the third month of delinquency, Aurora seeks a broker price opinion, which is an analysis of the market value of the mortgaged property by a real estate broker or other similar professional. Aurora requests permission to foreclose, if required, from the master servicer or any applicable primary mortgage insurance company. Prior to foreclosure, the mortgage loan is referred for review to Aurora’s foreclosure committee.

When a mortgage loan enters foreclosure, Aurora focuses on ensuring that actions relating to the foreclosure of the loan are taken on a timely basis. At the same time, Aurora will continue to pursue loss mitigation techniques and alternatives to foreclosure that seek to both limit losses and result in retention of the home by the mortgagor. Related activities include preparing the first legal filing, referring the foreclosure to an attorney in its foreclosure network, monitoring the foreclosure attorney’s activities and monitoring the timeliness of judgment entry, foreclosure and other related activities in order to maintain compliance with applicable laws, regulations and mortgage insurer guidelines.

Throughout the foreclosure process, Aurora acts in accordance with applicable laws. Aurora seeks to commence foreclosure proceedings within thirty days of referral to its foreclosure committee. Aurora manages the bidding process for the mortgaged property pursuant to the directions of the master servicer of the securitization transaction or, if a mortgage loan has a primary mortgage insurance policy, pursuant to the instructions of the mortgage insurer. Aurora also makes monthly reports to such insurer when applicable. Aurora generally schedules the foreclosure sale in accordance with the Fannie Mae individual state timelines. When appropriate, a property inspection occurs within two weeks of the foreclosure sale, and the mortgage loan file is referred to a vendor that specializes in the marketing and sale of real estate owned properties. The securitization trust is billed for past due principal and interest payments that Aurora has advanced and for expenses not covered by the proceeds of the foreclosure sale within thirty days of Aurora’s receipt of the proceeds. A loss/gain analysis is prepared within sixty days of receipt of final proceeds.

The following tables set forth certain information regarding the delinquency, foreclosure experience and loss experience of Aurora with respect to Alt-A mortgage loans. The indicated periods of delinquency are based on the number of days past due on a contractual basis.

Delinquencies and Foreclosures
(Dollars in Millions)(1)

Conventional Alt-A

	At December 31, 2004			At December 31, 2005
	Number of Loans	Principal Balance	Percent by Principal Balance(3)	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	157,333	$40,795.33		261,125	$62,066.75
Period of delinquency (2)
30 to 59 days	1,222	$317.90	0.78%	2,789	$680.66	1.10%
60 to 89 days	179	$50.29	0.12%	604	$149.13	0.24%
90 days or more	137	$55.69	0.14%	363	$87.64	0.14%
Total delinquent loans(2)	1,538	$423.88	1.04%	3,756	$917.43	1.48%
Loans in foreclosure (excluding bankruptcies)	262	$116.92	0.29%	649	$174.28	0.28%
Loans in bankruptcy	157	$39.92	0.10%	727	$148.20	0.24%
Total	1,957	$580.72	1.42%	5,132	$1,239.91	2.00%

	At December 31, 2006			At June 30, 2007
	Number of Loans	Principal Balance	Percent by Principal Balance(3)	Number of Loans	Principal Balance	Percent by Principal Balance(3)
Total balance of mortgage loans serviced	306,127	$73,590.40		336,966	$80,751.80
Period of delinquency (2)
30 to 59 days	6,367	$1,575.58	2.14%	7,577	$1,881.89	2.33%
60 to 89 days	1,585	$386.42	0.53%	2,778	$740.95	0.92%
90 days or more	1,025	$270.41	0.37%	1,591	$420.19	0.59%
Total delinquent loans(2)	8,977	$2,232.41	3.03%	11,946	$3,043.03	3.77%
Loans in foreclosure (excluding bankruptcies)	2,633	$701.56	0.95%	5,314	$1,494.62	1.85%
Loans in bankruptcy	638	$134.70	0.18%	1,066	$233.39	0.29%
Total	12,248	$3,068.67	4.17%	18,326	$4,771.03	5.91%
_______________________

(1)
Total portfolio and delinquency information is for conventional Alt-A mortgage loans only, excluding bankruptcies. The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

(2)
The MBS method for conventional loans is used in calculation of delinquency percentage. Under the MBS methodology, a loan is considered delinquent if any payment is past due one or more days. The period of delinquency is based upon the number of days that payments are contractually past due (assuming 30-day months).

(3)	Actual percentages are utilized in generating this table may not correspond exactly with total percentages but due to rounding.

Loan Loss Experience
(Dollars in Millions) (4)

Conventional Alt A

	For the year ended At December 31, 2004		For the year ended At December 31, 2005
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio (1)	131,754	$34,274.43	236,824	$56,571.95
Net Losses	48	$3.91	165	$14.85
Net Losses as a Percentage of Total Portfolio		0.01%		0.03%

	For the year ended At December 31, 2006		For the quarter ended At June 30, 2007
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio (1)	288,457	$69,608.14	317,490	$ 76,596.55
Net Losses	400	$17.34	433	$18.48
Net Losses as a Percentage of Total Portfolio		0.02%		0.02%

____________________
(1)	"Total Portfolio" is the aggregate principal balance of the securitized Conventional Alt A mortgage loans on the last day of the period.

(2)
“Net Losses” means Gross Losses minus Recoveries. “Gross Losses” are actual losses incurred on liquidated properties for each respective period. Gross Losses are calculated after repayment of all principal, foreclosure costs, servicing fees, and accrued interest to the date of liquidation. “Recoveries” are recoveries from liquidation proceeds, deficiency judgments, and mortgage insurance proceeds. Net Losses may include gains on individual loans whereby Aurora, as a servicer, retained the excess proceeds from the liquidation of collateral and directed these excess proceeds to the securitization trust.

(3)
Net Losses includes loans on which trust experienced foreclosure loss or gain. Net Losses are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, then the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods.

(4)	The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann Name: Michael C. Hitzmann Title: Senior Vice President

Date: September 1, 2007